Gain and Losses on Derecognition of Financial Assets at Amortized Cost	12 Months Ended
Dec. 31, 2023
Gain and Losses on derecognition of Financial Assets at Amortized Cost [Abstract]
Disclosure on Gain and Losses on derecognition of Financial Assets at Amortized Cost [text block]
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Net gains (losses) from derecognition of financial assets measured at amortized cost
For the twelve months ended December 31, 2023, the Group sold financial assets measured at amortized cost of € 559 million (December 31, 2022: € 473 million and December 31, 2021: € 539 million). The sales related primarily to a Hold to Collect (HTC) portfolio in Corporate Bank, Corporate & Others and Investment Bank.
The table below presents the gains and (losses) arising from derecognition of these securities.
in € m.	2023	2022	2021
Gains	5	11	15
Losses	(101)	(13)	(15)
Net gains (losses) from derecognition of financial assets measured at amortized cost	(96)	(2)	1